                                                                   EXHIBIT 10.41

                    CONTINENTAL CAPITAL & EQUITY CORPORATION
                       195 Wekiva Springs Road, Suite 200
                             Longwood, Florida 32779
                              Phone (407) 682-2001
                               Fax (407) 682-2544



                    MARKET ACCESS PROGRAM MARKETING AGREEMENT


     THIS AGREEMENT (the "Agreement") made and entered into this 7th day of August, 1998, by and between CONTINENTAL CAPITAL & EQUITY CORPORATION, a Florida Corporation hereinafter referred to as "CCEC," and ORYX TECHNOLOGY CORP., a Delaware Corporation hereinafter referred to as "Company".

WITNESSETH;

     For and consideration of the mutual promises and covenants contained herein, the parties hereto agree as follows:

1. EMPLOYMENT. Company hereby hires and employs CCEC as an independent contractor; and CCEC does hereby accept is position as an independent contractor to the Company upon the terms and conditions hereinafter set forth.

2. TERM. The term of this Agreement shall be from the 1st day of August, 1998 through the 15th day of September, 1999, or the 31st day of December, 1999, depending if the performance is achieved as defined under Section 4(E) of this Agreement.

3. DUTIES AND OBLIGATIONS OF CCEC. CCEC shall have the following duties and obligations under this Agreement:

     3.1 Establish a financial public relations methodology designed to increase awareness of the Company within the investment community.

     3.2 Assist the Company in the implementation of its business plan and in accurately disseminating information to the market place, which information has been provided by the Company.

     3.3 To expose the Company to a broad network of active retail brokers, financial analysts, institutional fund managers, private investors and active financial newsletter writers.

     3.4 Prepare Company due diligence reports, corporate profile and fact sheets.

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

     3.5 Conduct a tele-marketing campaign to the investment community and brokerage community and conduct tele-conferences with a CCEC moderator, Company executive(s) and brokers, financial analysts, fund managers and the like.

     3.6 Feature the Company's corporate profile or fact sheet on CCEC's web site(s).

     3.7 Assist the Company in the preparation of all press releases and coordinate the releases via a Company paid account with PR NewsWire or Business Wire.

     3.8 Fax broadcast press releases, broker updates, Company newsletters to brokers, institutional fund managers, financial analysts, and accredited investors.

     3.9 E-mail press releases, corporate announcements, broker updates, Company news developments to a targeted e-Mail database of brokers, institutional fund managers, financial analysts, and accredited investors.

     3.10 Serve as the Company's external publicist and endeavor to obtain media coverage on the Company in both trade and industry press, on local and national radio and/or TV programming, in subscription-based financial newsletters, and on the worldwide web.

     3.11 Strive to obtain the Company institutional analyst coverage and investment banking sponsorship.

ALL OF THE FOREGOING CCEC PREPARED DOCUMENTATION CONCERNING THE COMPANY, INCLUDING, BUT NOT LIMITED TO, DUE DILIGENCE REPORTS, CORPORATE PROFILE FACT SHEETS, AND QUARTERLY NEWSLETTERS, SHALL BE PREPARED BY CCEC FROM MATERIALS SUPPLIED TO IT BY THE COMPANY AND SHALL BE APPROVED BY THE COMPANY PRIOR TO DISSEMINATION BY CCEC.

4. CCEC'S COMPENSATION. Upon the execution of this Agreement, Company hereby covenants and agrees to pay CCEC as follows:

     4.1 pay to CCEC total compensation of One Hundred Seventy Thousand and no/100 Dollars ($170,000.00), payable to free trading shares in equal tranches valued at the closing bid price on the day this Agreement is executed and payable upon execution of this Agreement under the following terms:

     (A) 20% of total shares established under heading 4.1 rounded up to the nearest hundred due upon execution of this Agreement.

            (1) CCEC agrees to offer the Company the first right of refusal, for a period of one (1) year from the date of this Agreement to purchase any shares from the first 20% tranche of stock that CCEC has deemed to sell at the prevailing market price provided the execution thereof falls within all applicable laws, rules and regulations governing such a transaction and only if such transaction is legally permitted. Upon notification by CCEC, the Company has three (3) business days to effect the stock purchase in immediately available funds to CCEC.

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     (B) 20% of total shares established rounded up to nearest hundred to be held in escrow under terms of the escrow agreement in the form attached hereto and payable on or before November 1, 1998;

            (1) CCEC agrees to offer the Company the first right of refusal, for a period of one (1) year from the date of this Agreement, to purchase any shares from the second 20% tranche of stock that CCEC has deemed to sell at the prevailing market price provided the execution thereof falls within all applicable laws, rules and regulations governing such a transaction and only if such transaction is legally permitted. Upon notification by CCEC, the Company has three (3) business days to effect the stock purchase in immediately available funds to CCEC.

     (C) 20% of total shares established rounded up to nearest hundred to be held in escrow under terms of the escrow agreement in the form attached hereto and payable on or before February 1, 1999;

     (D) 20% of total shares established rounded up to nearest hundred to be held in escrow under terms of the escrow agreement in the form attached hereto and payable on or before May 1, 1999;

     (E) Upon CCEC achieving a performance benchmark representing a minimum of 10% institutional holdings of the total amount of stock in the public float of the Company or a Common Stock price at or above $2.00 per share, each of which may occur by July 31, 1999; then 20% of total shares established rounded up to nearest hundred become payable on August 1, 1999. Such shares will be held in escrow under terms of the escrow agreement in the form attached hereto.

     4.2 In addition, the Company hereby covenants and agrees to issue CCEC an option or warrant to purchase up to 60,000 common shares, in increments of no less than 20,000 shares, with an exercise price valued at a thirty percent (30%) premium to the closing bid price on the day this Agreement is executed. The term of the option or warrant shall expire 24 months from the day this Agreement is executed. The Company shall grant piggy-back registration rights to the Common Shares (including the option or warrant) referenced above for resale by CCEC pursuant to the first filing by the Company of an SEC Registration Statement on Form S-3, or a replacement form as may be appropriate, which may occur at any time following execution of this Agreement.

5. CCEC'S EXPENSES AND COSTS. Company shall pay all reasonable costs and expenses incurred by CCEC, its directors, officers, employees and agents, in carrying out its duties and obligations pursuant to the provisions of this Agreement, excluding CCEC's general and administrative expenses and costs, but including and not limited to the following costs and expenses; provided all costs and expense items in excess of $500.00 (Five Hundred U.S. Dollars) must be approved by the Company in writing prior to CCEC's incurrence of the same:

     5.1 Travel expenses, including but not limited to transportation, lodging and food expenses, when such travel is conducted on behalf of the Company.

     5.2 Seminars, expositions, money and investment shows.

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

     5.3 Radio and television time and print media advertising costs, when applicable.

     5.4 Subcontract fees and costs incurred in preparation of research reports, when applicable.

     5.5 Cost of on-site due diligence meetings, if any.

     5.6    Internet advertising costs, if applicable.

     5.7 Printing and publication costs of brochures and marketing materials which are not supplied by Company.

     5.8    Corporate web site development costs.

     5.9 Printing and publication costs of Company annual reports, quarterly reports, and/or other shareholder communication collateral material which are not supplied by Company.

     5.10 Creation, production, and mailing of INSIDE WALL STREET lead generation pieces and associated fulfillment material and services, i.e., corporate profiles, presidential cover letters, pre-printed envelopes, 1-800 numbers, postage, list selection, lead distribution, etc., at an established price of $2.00 per INSIDE WALL STREET piece mailed.

Company shall pay to CCEC reasonable costs and expenses incurred within ten (10) days of receipt of CCEC's written invoice for the same, excluding any costs associated with material and services defined in Section 5.10 above, which are due and payable in advance of material production.

6. COMPANY'S DUTIES AND OBLIGATIONS. Company shall have the following duties and obligations under this Agreement:

     6.1 Cooperate fully and timely with CCEC so as to enable CCEC to perform its obligations under this Agreement.

     6.2 Within ten (10) days of the date of execution of this Agreement to deliver to CCEC a complete due diligence package on the Company including all the Company's filings with the Securities and Exchange Commission within the last twelve months, the last twelve months of press releases on the Company and all other relevant materials with respect to such filings, including but not limited to corporate reports, brochures, and the like; a list of the names and addresses of all the Company's shareholders known to the Company; and a list of the brokers and market makers in the Company's securities and which have been following the Company.

     6.3 The Company will act diligently and promptly in reviewing materials submitted to it from time to time by CCEC and inform CCEC of any inaccuracies contained therein prior to the dissemination of such materials.

     6.4 Immediately given written notice to CCEC of any change in Company's financial condition or in the nature of its business or operations which had or might have an adverse material effect on its operations, assets, properties or prospects of its business.

     6.5 Immediately pay all costs and expenses incurred by CCEC under the provisions of this Agreement when presented with invoices for the same by CCEC.

     6.6 Give full disclosures of all material facts concerning the Company to CCEC and update such information on a timely basis.

     6.7 Promptly pay the compensation due CCEC under the provisions of this Agreement.

7. NONDISCLOSURE. Except as may be required by law, Company, its officers, directors, employees, agents and affiliates shall not disclose the contents and provisions of this Agreement to any individual or entity without CCEC's expressed written consent subject to disclosing same further to Company counsel, accountants and other persons performing investment banking, financial, or related functions for Company.

8. COMPANY'S DEFAULT. In the event of any default in the payment of CCEC's compensation to be paid to it pursuant to this Agreement, or any other charges or expenses on the Company's part to be paid or met, or any part or installment thereof, at the time and in the manner herein prescribed for the payment thereof and as when the same becomes due and payable, and such default shall continue for twenty-five (25) days after CCEC's notice thereof is received by Company; in the event of any default in the performance of any of the CCEC's notice thereof is received by Company; in the event of any default in the performance of any of the other covenants, conditions, restrictions, agreements, or other provisions herein contained on the part of the Company to be performed, kept, complied with or abided by, and such default shall continue for twenty-five (25) days after CCEC has given Company written notice thereof, or if a petition in bankruptcy is filed by the Company, or if the Company is adjudicated bankrupt, or if the Company shall compromise all its debts or assign over all its assets for the payment thereof, or if a receiver shall be appointed for the Company's property, then upon the happening of any of such events, CCEC shall have the right, at its option forthwith or thereafter to accelerate all compensation, costs and expenses due or coming due hereunder and to recover the same from the Company by suit or otherwise and further, to terminate this Agreement. The Company covenants and agrees to pay all reasonable attorney fees, paralegal fees, costs and expenses of CCEC, including court costs, (including such attorney fees, paralegal fees, costs and expenses incurred on appeal) if CCEC employs an attorney to collect the aforesaid amounts or to enforce other rights of CCEC provided for in this Agreement in the event of any default as set forth above and CCEC prevails in such litigation. Further, until CCEC has received the first stock tranche as described above in Section 4.1(A), CCEC shall not be required to commence performing hereunder.

9. COMPANY'S REPRESENTATIONS AND WARRANTIES. Company represents and warrants to CCEC for the purpose of inducing CCEC to enter into and consummate this Agreement as follows:

     9.1 Company has the power and authority to execute, deliver and perform this Agreement.

     9.2 The execution and delivery by the Company of this Agreement have been duly and validly authorized by all requisite action by the Company. No license, consent or approval of any person is required for the Company's execution and delivery of this Agreement.

     9.3 This Agreement has been duly executed and delivered by the Company. This Agreement is the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its respective terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and to general principles of equity.

     9.4 The execution and delivery by the Company of this Agreement do not conflict with, constitute a breach of or a default under: (i) any applicable law, or any applicable rule, judgment, order, writ, injunction, or decree of any court; (ii) any applicable rule or regulation of any administrative agency or other governmental authority; (iii) the certificate of incorporation and By-Laws of the Company; (iv) any agreement, indenture, instrument or contract to which the Company is now a party or by which it is bound.

     9.5 No representation or warranty by the Company in this Agreement and no information in any statement, certificate, exhibit, schedule or other document furnished, or to be furnished by the Company to CCEC pursuant hereto, or in connection with the transactions contemplated hereby, contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements contained herein or therein no misleading. There is no fact which the Company has not disclosed to CCEC, in writing, or in SEC filings or press releases, which materially adversely affects, nor, so far as the Company can now reasonably foresee, may adversely affect the business, operations, prospects, properties, assets, profits or condition (financial or otherwise) of the Company.

10.  MISCELLANEOUS

     10.1 Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing, and shall be deemed to have been duly given when delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid to the parties hereto at their addresses indicated hereinafter. Either party may change his or its address for the purpose of this paragraph by written notice similarly given. Parties' addresses are as follows:

COMPANY:    1100 Auburn
            Fremont, California  94538

CCEC:       Suite 200
            195 Wekiva Springs Road
            Longwood, Florida  32779


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

     10.2 Entire Agreement. This Agreement represents the entire agreement between the Parties in relation to its subject matter and supersedes and voids all prior agreements between such Parties relating to such subject matter.

     10.3 Amendment of Agreement. This Agreement may be altered or amended, in whole or in part, only in a writing signed by both Parties.

     10.4 Waiver. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other subsequent breach or condition, whether of a like or different nature, unless such shall be signed by the person making such waiver and/or which so provides by its terms.

     10.5 Captions. The captions preparing in this Agreement are inserted as a matter of convenience and for reference and in no way affecting this Agreement, define, limit or describe its scope or any of its provisions.

     10.6 Situs. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida. Venue shall be in the Federal Courts of the United States located in Orange County, Florida.

     10.7 Benefits. This Agreement shall inure to the benefit of and be binding upon the Parties hereto, their heirs, personal representatives, successors and assigns.

     10.8 Severability. If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any way affect or render invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if such invalid or unenforceable provision were not contained herein.

     10.9 Arbitration. Except as to a monetary default by Company hereunder, any controversy, dispute or claim arising out of or relating to this Agreement or the breach thereof shall be settled by arbitration. Arbitration proceedings shall be conducted in accordance with the rules then prevailing of the American Arbitration Association or any successor. The award of the Arbitration shall be binding on the Parties. Judgment may be entered upon an arbitration award of in a court of competent jurisdiction and confirmed by such court. Venue for Arbitration proceedings shall be Orange County, Florida. The costs of arbitration, reasonable attorneys' fees of the Parties, together with all other expenses, shall be paid as provided in the Arbitration award.

     10.10 Currency. In all instances, references to monies used in this Agreement shall be deemed to be United States dollars.

     10.11 Multiple Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of such counterparts shall constitute one (1) instrument.

     IN WITNESS WHEREOF, the Parties have executed this Agreement on the day and year first above written.

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CONTINENTAL CAPITAL & EQUITY CORPORATION

    /s/ John Manion
-----------------------------                ---------------------------
     Corporate Officer                            Witness


-----------------------------                ---------------------------
     Company Representative                       Witness

ORYX TECHNOLOGY CORP.

  /s/ Phillip Micciche                          /s/ Mitchel Underseth
----------------------------                 ---------------------------
     Corporate Officer                            Witness


Attachments
Escrow Agreement


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                               FORM OF ESCROW AGREEMENT

                                   ESCROW AGREEMENT


THIS ESCROW AGREEMENT, (the Agreement) is made and entered into this 7th day of August, 1998, by and among Continental Capital & Equity Corporation ("Company"); and Oryx Technology Corp. ("Shareholder") and Lawrence H. Katz, Attorney at Law ("Escrow Agent").

FOR AND IN CONSIDERATI0N OF the mutual covenants and promises herein contained herein the parties agree as follows:

     1. APPOINTMENT OF ESCROW AGENT. Company and Shareholder hereby appoint Escrow Agent to act as escrow agent under this Escrow Agreement ("Agreement") and Escrow Agent hereby accepts such appointment and agrees to perform his duties hereunder.

     2. ESTABLISHMENT OF ESCROW. At or prior to the 11th day of August, 1998 ("Closing Date"), the parties shall deliver to Escrow Agent the following ("Escrow Instruments"):

     2.1    Shareholder

     2.1.1 162,000 free trading shares of common stock of Oryx Technology Corp. (NASDAQ:ORYX) ("Stock"), issued in the Company's name evidenced by four (4) 40,500 share stock certificates;

     3. OBLIGATIONS OF ESCROW AGENT. Escrow Agent shall have the following obligations hereunder:

     3.1 Hold the Escrow Instruments in safe keeping and disburse the same as provided in this Agreement;

     3.2 Disburse one certificate representing 40,500 shares of common stock of Oryx Technology Corp. with executed stock power attached to Company, quarterly, the first disbursement being made on February 1, 1999 and May 1, 1999. The final disbursement will be made on August 1, 1999 only upon notification by Shareholder to release said certificate.

     4. FEES AND EXPENSES OF ESCROW AGENT. Company shall pay within five (5) days of receipt of a written invoice for the same from Escrow Agent all costs and expenses incurred by Escrow Agent and all fees earned by Escrow Agent. Escrow Agent's fees shall be $125.00 per disbursement, provided, in the event of a dispute under the provisions of Section 5., below, Escrow Agents fees shall be $5,000 in the case of suit being filed under the provisions of Section 5., below.

     5. DISPUTES AMONG PARTIES. If, while the Escrow Instruments are held in escrow hereunder, any one of the parties hereto, acting in good faith, shall determine that an event has occurred entitling it to the Escrow Instruments, such Party ("Requesting Party") shall deliver a written certificate to that effect to the Escrow Agent and to the other party hereto, and if the other party hereto or shall, in good faith, dispute that an event has occurred entitling the Requesting Party to the Escrow Instruments, then it shall, within ten (10) days of such receipt give written notice to the Requesting Party and Escrow Agent of such dispute ("Dispute Notice"). Upon receipt of a Dispute Notice, Escrow Agent may, at his option, take any one or more of the following actions without liability to any and all Parties hereto:

     5. 1. Place the Escrow Instruments at the disposal of a court and petition the court to interplead the parties for the purpose of adjudicating the dispute;

     5.2. Retain the Escrow Instruments until furnished with a certified copy of a final judgment, decree or order of a court adjudicating the dispute;

     5.3. Retain the Escrow Instruments until the dispute shall have been resolved by the parties, other than the Escrow Agent, and the Escrow Agent shall have been notified, in writing, signed by all of the Parties of such resolution, which notice shall instruct the Escrow Agent as to the disposition of the Escrow Instruments.

     During the period of time from the receipt by the Escrow Agent of a Dispute Notice until an event described in Paragraphs 5.1. to 5.3, inclusive, occurs, the Escrow Agent's obligation under the provisions of Section 3., above shall abate.

     6. ESCROW AGENT'S RESIGNATION OR REMOVAL. Escrow Agent may resign at any time upon thirty (30) days prior written notice to the other parties hereto, and may be removed by the mutual consent of Company and Shareholder upon thirty (30) days prior notice to Escrow Agent. Prior to the effective date of the resignation or removal of the Escrow Agent or any successor escrow agent, the other parties hereto shall appoint a successor escrow agent to hold the Escrow Instruments and any such successor escrow agent shall execute and deliver to the predecessor agent an instrument accepting such appointment, and receipt for the Escrow Instruments, thereupon such successor escrow agent shall, without further act, become vested with all of the rights, powers and duties of the predecessor escrow agent as if originally named herein. In the event a successor escrow agent has not been appointed on or before the effective date of the resignation or removal of the Escrow Agent or successor escrow agent and/or if the Escrow Agent or successor escrow agent shall then be owed monies under the provisions of Section 4., the obligations of the Escrow Agent or successor escrow agent under this Agreement shall terminate on such effective date; provided he shall deliver the Escrow Instruments to the successor escrow agent upon the execution of an instrument as provided herein by a successor escrow agent and the payment to him of all monies owing to him under the provisions of Section 4., above.


7.   LIABILITY OF ESCROW AGENT.

     7.1. The duties of the Escrow Agent hereunder are entirely administrative and not discretionary. Escrow Agent is obligated to act only in accordance with written instructions received by him as provided in this Agreement, is authorized hereby to comply with any instructions, orders, judgments or decrees of any court and shall not incur any liability as a result of his compliance with such instructions, orders, judgments or decrees.

     7.2. The Escrow Agent may rely upon any instrument not only as to its due execution, validity and effectiveness, but also as to the truth and accuracy of any information contained therein, which the Escrow Agent shall believe to be genuine, to have been signed or presented by the persons or parties purporting to sign their names and that the same conform to the provisions of this Escrow Agreement.

     7.3. Escrow Agent has given no legal advice to any party hereto with regard to the provisions of this Agreement, not is Escrow Agent a party to and he is not bound by any agreement between Company and Shareholder nor shall he be or become liable to the said Parties or entities or persons named in this Agreement or any Agreements between the parties for failure of any such parties to perform its obligations hereunder or thereunder. Each of the Parties hereto represents and warrants to Escrow Agent that they have been represented in this transaction and specifically in the execution of this Agreement by independent counsel of their choice and have not relied upon any representations, statements or acts of Escrow Agent in this transaction and including the execution of this Agreement.

     7.4. Upon failure of Company to pay Escrow Agent monies due him from time to time hereunder under the provisions of Paragraph 5., above, all obligations of the Escrow Agent hereunder shall abate until he shall be paid. Escrow Agent shall not be liable under the provisions of this Agreement to any party for misfeasance, malfeasance or nonfeasance or for any other cause of action arising out of Escrow Agent's actions or non-actions during such period of abatement.

     7.5 Escrow Agent shall not be liable for any loss or damage resulting from
(i) any defects or conditions in any of the Escrow Instruments and/or this Escrow Agreement (ii) any defects in the obligations or rights of the other parties hereto or any misrepresentation made by any other party, (iii) legal effect or desirability of any instrument, including the Escrow Instruments, prepared by Escrow Agent or the other parties hereto or exchanged by the parties hereto, (iv) any default, error, action or omission of any other party; (v) the expiration of any time limit or other delay, unless such time limit was known by Escrow Agent, and such loss is solely caused by failure of Escrow Agent to proceed in his ordinary course of business, (vi) any good faith act or forbearance by Escrow Agent. (vii) any loss or impairment of funds deposited in escrow in the course of collection or while on deposit with a bank, savings bank or savings association resulting from failure, insolvency or suspension of such institution. (viii) Escrow Agent's compliance with any and all legal process, writs, orders, judgments and decrees of any court whether issued with or without jurisdiction, and whether or not subsequently vacated, modified, set aside or reversed; and, (ix) Escrow Agent asserting or failing to assert any cause of action or defense in any judicial, administrative or other proceeding either in the interest of itself or any other party or parties.

     8. INDEMNIFICATION OF ESCROW AGENT. Company and Shareholder, jointly and severally, do hereby agree to indemnify and hold harmless Escrow Agent from any and all suits, actions, proceedings (administrative or judicial), demands, assessments, judgments, damages, deficiencies, claims, charges and the like and all cost and expenses incident to any of the forgoing, including reasonable attorney fees, accountant's fees, investigation fees and costs and court costs, including all of the same on appeal.

   9.       MISCELLANEOUS.

     9. 1. NOTICES. Any notice or other communications required or permitted to be given hereunder shall be in writing, and shall be deemed to have been duly given when delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid to the Parties hereto in their addresses indicated hereinbelow. Either party may change his or its address for the purpose of this paragraph by written notice similarly given.

COMPANY:
     John Manion, CEO
     Continental Capital & Equity Corporation
     Suite 200
     195 Weklva Springs Road
     Longwood, Florida 32779
     (407) 682-2001

SHAREHOLDER:
     1100 Auburn
     Fremont, Califomia 94538

ESCROW AGENT:
     Lawrence H. Katz
     341 N. Maitland Avenue
     Suite 120
     Maitland, Florida 32751
     (407) 539-1811
     Fax:   (407) 539-1466

     9.2. ENTIRE AGREEMENT. This Agreement represents the entire Agreement between the parties in relation to the subject matter hereof and supersedes all prior agreements between such parties relating to such subject matter.

     9.3. AMENDMENT OF AGREEMENT. This Agreement may be altered or amended, in whole or in part, only in writing signed by the party against whom enforcement is sought.

     9.4. WAIVER. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other subsequent breach or condition, whether of a like or different nature.

     9.5. CAPTIONS. The captions appearing in this Agreement are inserted as a matter of convenience and for reference and in no way affect this Agreement, define, limit or describe its scope or any if its provisions.

     9.6. SITUS. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida. Venue shall be Orange County, Florida.

     9.7.   TIME.  Time is of the essence of this Agreement.

     9.8. BENEFITS. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their successors and assigns.

     9.9. SEVERABILITY. If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any way affect or render invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if such invalid or unenforceable provision were not contained herein.

     9.10. NUMBERS OF PARTIES. The singular shall include the plural, the plural the singular and one gender shall include all genders.

     9.11 MULTIPLE COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of such counterparts shall constitute one (1) instrument.


IN WITNESS WHEREOF the parties have caused !his Agreement to be executed on the date first above written.

                              COMPANY:
                              Continental Capital & Equity Corporation,
                              A Florida Corporation


                                   By:
---------------------                 ---------------------------------------
Witness                               John Manion, as Chief Executive Officer


---------------------
Witness Printed Name


---------------------
Witness


--------------------
Witness Printed Name

                              SHAREHOLDER:
-------------------               Oryx Technology Corp., a Delaware Corporation
Witness


                               By:
--------------------              -----------------------------------
Witness Printed Name                    Philip Micciche, as Chief Executive
Officer


--------------------
Witness


--------------------
Witness Printed Name

                              ESCROW AGENT:


                              ---------------------------
                                Lawrence H. Katz


--------------------
Witness


--------------------
Witness Printed Name


--------------------
Witness


--------------------
Witness Printed Name



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

STATE OF FLORIDA
COUNTY OF ORANGE

     The foregoing instrument was acknowledged before me this ___ day of __________, 1998, by John Manion as Chief Executive Officer for Continental Capital Corporation.


                                   -----------------------
                                   Notary Public, State of Florida at Large

                                   -----------------------
                                   Printed Notary Signature
                                   MY COMMISSION EXPIRES:

Personally Known _____ or Produced Identification ___.
Type of Identification Produced ___________________.


STATE OF CALIFORNIA
COUNTY OF ALAMEDA

     The foregoing instrument was acknowledged before me this 17th day of August, 1998, by Philip Micciche, as Chief Executive Officer for Oryx Technology Corp.


                                   -----------------------
                                   Notary Public, State of California at Large

                                   -----------------------
                                   Printed Notary Signature
                                   MY COMMISSION EXPIRES: 1/28/2001

Personally Known _X__ or Produced Identification ___.
Type of Identification Produced ___________________.

STATE OF FLORIDA
COUNTY OF ORANGE

     The foregoing instrument was acknowledged before me this ___ day of ____________, 1997, by Lawrence H. Katz.


                              --------------------------
                              Notary Public, State of Florida at Large


                              --------------------------
                            Printed Notary Signature
                             MY COMMISSION EXPIRES:


Personally Known ___ or Produced Identification ____.
Type of identification Produced _____________.



                                       17